                                                                    Exhibit 10.5

                                PLEDGE SUPPLEMENT

                                November 20, 2003

         This PLEDGE SUPPLEMENT is delivered pursuant to the Pledge and Security Agreement, dated as of July 22, 2002 (as it may be from time to time amended, restated, modified or supplemented, the "SECURITY AGREEMENT"), among BERRY PLASTICS CORPORATION, the other Grantors named therein, and FLEET NATIONAL BANK, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Each of the Grantors hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of each of the Grantors' right, title and interest in and to all of each of its Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which each of the Grantors now has or hereafter acquires an interest and wherever the same may be located. Each of the Grantors represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

             [The remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, each of the undersigned Grantors has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of the date above first written.

GRANTOR:                                       BERRY PLASTICS CORPORATION

                                               By:/s/ James M. Kratochvil
                                               ---------------------------
                                               Name:  James M. Kratochvil
                                               Title: Secretary

                                               LANDIS PLASTICS, INC.

                                               By:/s/ James M. Kratochvil
                                               ----------------------------
                                               Name:  James M. Kratochvil
                                               Title: Secretary

                                                      SUPPLEMENT TO SCHEDULE 3.1
                                                TO PLEDGE AND SECURITY AGREEMENT

ADDITIONAL INFORMATION:  GENERAL INFORMATION

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Federal Taxpayer Identification Number of
         Grantor:

                                                          CHIEF EXECUTIVE OFFICE/SOLE PLACE   FEDERAL TAXPAYER
                           TYPE OF       JURISDICTION       OF BUSINESS (OR RESIDENCE IF       IDENTIFICATION
  FULL LEGAL NAME        ORGANIZATION   OF ORGANIZATION     GRANTOR IS A NATURAL PERSON)           NUMBER
  ---------------        ------------   ---------------     ----------------------------           ------
Landis Plastics, Inc.    Corporation       Illinois                    Ira G. Boots              36-2471333

(B) Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five years:

         None.

(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person), Federal Taxpayer Identification Number and Corporate Structure within past five years:

         None.

(D) Agreements entered into by another Person pursuant to which Grantor has become bound as a debtor within past five (5) years:

         None.

(E)      Financing Statements:

  NAME OF GRANTOR                                          JURISDICTION
  ---------------                                          ------------
Landis Plastics, Inc.                                        Illinois

                                                      SUPPLEMENT TO SCHEDULE 3.2
                                                TO PLEDGE AND SECURITY AGREEMENT

ADDITIONAL INFORMATION:  LOCATION OF EQUIPMENT AND INVENTORY

NAME OF GRANTOR                           LOCATION OF EQUIPMENT AND INVENTORY
---------------                           -----------------------------------
Landis Plastics, Inc.                     8400 West Washington Street
                                          Tolleson AZ,  85353
                                          Maricopa County

                                          5750-5751 118th Street
                                          Alsip IL,  60482
                                          Cook County

                                          11600/11700 South Central Avenue
                                          Alsip IL,  60658
                                          Cook County

                                          1500 Milton Ave
                                          Solvay NY,  13209
                                          Onodaga County

                                          1207 North 6th Street
                                          Monticello IN,  47960
                                          White County

                                          630 Commerce Road
                                          Richmond IN,  47374
                                          Wayne County

                                                   SUPPLEMENT TO SCHEDULE 3.4(A)
                                                TO PLEDGE AND SECURITY AGREEMENT

ADDITIONAL INFORMATION: INVESTMENT RELATED PROPERTY

DEPOSIT ACCOUNTS:

--------------------------------------------------------------------------------------------------------------
                                                                                      FEDERAL TAX ID NUMBER OF
       ACCOUNT NUMBER            ACCOUNT HOLDER        NAME AND ADDRESS OF BANK                  BANK
--------------------------------------------------------------------------------------------------------------
1.       4108051               Landis Plastics, Inc.   Bank One                              31-6243961
                                                       7610 W. Washington Street
                                                       Indianapolis, IN 46231

2.       500207802             Landis Plastics, Inc.   Bank One                              31-6243761
                                                       7610 W. Washington Street
                                                       Indianapolis, IN 46231

3.       100063701             Landis Plastics, Inc.   Founders Bank                         36-2446555
                                                       8825 West 11th Street
                                                       Worth, IL 60482

4.       411-1078087           Landis Plastics, Inc.   Chase Manhattan Bank                  ###-##-####
                                                       P.O. Box 5206
                                                       New Hyde Park, NY 11042

5.       750-0018570           Landis Plastics, Inc.   Wells Fargo Bank Indiana              35-0783575
                                                       P.O. Box 960
                                                       Fort Wayne, IN 46801

6.       1013247               Landis Plastics, Inc.   Wayne Bank & Trust Co.                35-0744110
                                                       P.O. Box 210145
                                                       W. Main Street
                                                       Cambridge City, IN 47327-0210
--------------------------------------------------------------------------------------------------------------

                                                   SUPPLEMENT TO SCHEDULE 3.4(B)
                                                TO PLEDGE AND SECURITY AGREEMENT

ADDITIONAL INFORMATION: EQUITY INTERESTS IN ANOTHER ENTITY ACQUIRED WITHIN THE LAST FIVE YEARS.

----------------------------------------------------------------------------------------------------------------
       GRANTOR                    ACQUIRED ENTITY       PERCENTAGE OF OWNERSHIP              DATE OF ACQUISITION
----------------------------------------------------------------------------------------------------------------
Berry Plastics Corporation      Landis Plastics, Inc.            100%                         November [ ], 2003
----------------------------------------------------------------------------------------------------------------

                                                      SUPPLEMENT TO SCHEDULE 3.5
                                                TO PLEDGE AND SECURITY AGREEMENT

ADDITIONAL INFORMATION: DESCRIPTION OF MATERIAL CONTRACTS

     1. Strategic Supplier Alliance Agreement by and between the Company and Kraft Foods North America, Inc. dated January 1, 2001.

     2. Sales Contract by and between The Dow Chemical Company and the Company dated August 1, 2001.

     3. Letter Agreement between the Company and Basell USA Inc. dated January 14, 2003.

     4. Contract for Sale of Polymers between the Company and Equistar Chemicals, LP, Polymers Division, dated July 1, 2001.

     5. Sun Chemical Corporation Ink Supply Agreement between the Company and Sun Chemical Corporation dated June 14, 2002.

                                                      SUPPLEMENT TO SCHEDULE 3.7
                                                TO PLEDGE AND SECURITY AGREEMENT

ADDITIONAL INFORMATION:  INTELLECTUAL PROPERTY

         (A)      Copyrights: None

         (B)      Copyright Licenses: None

         (C)      Patents and Patent Applications:

------------------------------------------------------------------------------------------------------------
PATENT OR APPLICATION               FILING
      NUMBER                         DATE       ISSUE DATE                   TITLE
------------------------------------------------------------------------------------------------------------
   CA 1,245,819                     6/5/85       12/6/88         Annular injection molding nozzles with
                                                                 central heater probes

   CA 1,311,217                     1/15/88      12/8/92         Tear strip closure for container with
                                                                 security ring with strip provided with pull
                                                                 tab, pulling acting to expose lift tab

   US 4,759,465                     9/3/87       7/26/88         Tear strip closure for container with
                                                                 security ring with lift tab connected to
                                                                 upper part of skirt to allow removal of
                                                                 closure

   US 4,819,825                     2/5/88       4/11/89         Tear strip closure with tamper indication

   US 4,826,039                     2/5/88       5/2/89          Container closure with anti-nesting ribs

   US 4,872,586                     9/25/87      10/10/89        Container closure and assembly

   US 5,238,135;                    3/18/92;     8/24/93;        Easy-open tear strip lid
   CA 2,091,947                     3/18/93      9/19/93

   CA 2,126,390(1)                  6/21/94      12/22/95        Closure for dairy container.

   CA 1,239,514                     7/12/85      7/26/88         Injection Molding Apparatus

   US D369,107                      12/13/94     4/23/96         Design of lid with partially removable
                                                                 gripping flange

   US D389058                       1/6/95       1/13/98         Design of plastic container lid

   US 09/571,634                    5/15/00      Applications    Thin wall closure container
   CA 2326031                       11/16/00     pending

   US 60/463,361                    4/16/03      Application     Tamper evident lid and container
                                                 pending
------------------------------------------------------------------------------------------------------------

------------------------
(1) The next maintenance fee is due in June, 2004. The Company may decide not to pay the fee.

(D)      Patent Licenses:

------------------------------------------------------------------------------------------------------
   PATENT NUMBER     FILING DATE  ISSUE DATE                          USE
------------------------------------------------------------------------------------------------------
    4,735,337          5/26/87     4/5/88      Right to use molds incorporating the zig-zag tear strip
                                               embodiment of the '337 patent sold by Plas-Tool Co. to
                                               produce products, so long as the lid is also covered by
                                               the Landis '135 patent
------------------------------------------------------------------------------------------------------

(E)      Trademarks

         1.       Trademark Registrations:

--------------------------------------------------------------------------------------------------
                                                       STATE OR
     REGISTRATION NUMBER               MARK            COUNTRY                REGISTRATION DATE
--------------------------------------------------------------------------------------------------
1,153,982                      LPI                       US               5/12/81; renewed 5/12/01
1,813,752                      LPI [design mark]         US               12/28/93
--------------------------------------------------------------------------------------------------

         2.       Domain Names:

      DOMAIN NAME                          OWNER OF RECORD                     EXPIRATION DATE
------------------------------------------------------------------------------------------------
E-LPI.COM                                Landis Plastics, Inc.                     1/6/09
LPIDIRECT.COM                            Landis Plastics, Inc.                     8/23/08
LANDISPLASTICS.COM                       Landis Plastics, Inc.                     12/11/07
------------------------------------------------------------------------------------------------

(F)      Trademark Licenses: None

(G)      Trade Secret Licenses: None

(H)      Intellectual Property Matters

         Other License Agreements:

1. Strategic Supplier Alliance Agreement by and between the Company and Kraft Foods North America, Inc. dated January 1, 2001, appears to relate to rights in certain joint technology; expires December 31, 2003.